              ------------------------------------------------------------------
                                                    SALOMON BROTHERS

                                                    WORLDWIDE INCOME FUND INC

                                                   ANNUAL REPORT

                                                   OCTOBER 31, 1998

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT

                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                                               BULK RATE
                                                             U.S. POSTAGE
                                                                 PAID
                                                           STATEN ISLAND, NY
                                                              PERMIT NO.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

December 7, 1998

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund") for the fiscal year ended October 31, 1998. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

Since the semi-annual report as of April 30, 1998, the net asset value for the Fund decreased from $16.18 per share to $9.70 per share. Dividends of $0.7125 per share were declared during this period. Assuming that these dividends were reinvested in additional shares of the Fund, the net asset value return for the six months ended October 31, 1998 was -36.12%. During the same period, the JP Morgan Emerging Markets Bond Index Plus "EMBI+" reflected a return of -21.34%.

For the fiscal year ended October 31, 1998, the net asset value return of the Fund was -25.25%, assuming reinvestment of dividends in additional shared of the Fund. This is in comparison to a return of -10.10% during the same period for the EMBI+.

Investments in securities of emerging market issuers, including both obligations of sovereign governments and corporate issuers, totaled approximately 93.4% of total long term investments as of October 31, 1998. The remainder of the Fund's long term portfolio assets, or 6.6%, was invested in US high yield corporate bonds.

EMERGING MARKETS DEBT SECURITIES

In the twelve month period ended October 31, 1998, market concerns of global contagion lessened, due to a number of positive world events. This was despite the tremendous volatility that occurred in August because of continued concerns over Russia's fiscal crisis. An illustration of the recovery in the emerging markets was shown during September, when the EMBI+ returned 9.78%, the second largest monthly gain since the Index's inception.

Many of the market-positive developments that occurred during the period were in its final month: 1) The Clinton administration and the US Congress reached an agreement on additional funding for the International Monetary Fund ("IMF") totaling $17.9 billion. This US funding is crucial if the IMF is to play a major role in preventing financial meltdown in Latin America; 2) the Brazilian government reached an agreement with the IMF on fiscal targets for the next three years, the anticipated package totaling approximately US$42 billion; and
3) in a long anticipated move, Ecuadorian President Mahuad and Peruvian President Fujimori reached a peace agreement on the border dispute between the two countries. A timely resolution will be most beneficial to Ecuador, allowing Mahuad to focus on improving

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

the country's deteriorating fiscal position. Additionally, the agreement will pave the way for billions of dollars in trade and investment for both countries.

Although performance improved at the end of the period, the emerging debt market will continue to be negatively impacted by the global trend of investors reducing their appetite for risk. Beginning with Asian currency problems in the fall of 1997 and compounded by the extended Japanese recession and recent weakness in US equity prices, investors are demanding a higher risk premium for investing in credit sensitive fixed income assets. This higher risk premium leads to higher borrowing costs for countries that still have access to the capital markets, and shuts other countries out of the capital markets completely. Russia's problems, which we will detail below, occurred in this risk-averse investment environment. The investment environment limited the range of Russia's policy response and compounded the severity of the sell-off which spilled over to all other emerging market credits. Although market sentiment has certainly improved, we do expect this volatile period in the emerging markets to continue for the medium term.

For the twelve month period ending October 31, 1998, outperformers in the emerging debt market were Argentina, Brazil, Bulgaria, Mexico, Morocco, Nigeria, Panama, Peru and Poland. Underperformers included Ecuador, Russia and Venezuela.

On October 31, 1998 top country allocations (as a percentage of total net assets) for the Fund were as follows:

  - Venezuela   16.63%

  - Mexico      14.05%

  - Brazil      13.66%

  - Argentina   11.80%

  - Morocco      9.30%

  - Russia       8.90%

  - Philippines  7.11%

  - Costa Rica   6.59%

  - Peru         6.52%

  - Algeria      5.10%

The following is a brief description of each sector's highlights over the past twelve months.

LATIN AMERICA

Although the market outlook is cautious with regard to Latin America as capital outflows continue, oil prices during the month of September surged, stabilizing at the end of the period. The June 24 OPEC meeting that resulted in larger-than-expected promises to cut output production, was largely responsible for the price increase. Thus far, OPEC seems to be successfully implementing at least some of its promises, meeting 83-93% of the production cuts.

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

ARGENTINA   The IMF mission completed its review of Argentina, announcing that the country has met all of its fiscal targets for the first half of 1998. Additionally, both the World Bank and the IMF made positive announcements with regard to Argentina: the World Bank announced that US$4.5 billion would be extended for debt financing, and the IMF added that the government had met all Extended Fund Facility (EFF) performance targets, and that implementation of structural reforms included in the program had been substantial. Despite these positive developments, Moody's placed Argentina on review for a possible downgrade. Separately, the government successfully reopened its global bond of 2017, selling an additional US$250 million at a spread of 660 basis points over the U.S. Treasury. This was the first successful placement of emerging markets debt in the international capital market since July. While Argentina's capital raising efforts are impressive, we remain concerned that they will not have the ability to raise the nearly $12 billion they will need in 1999 and are thus underweight at this time.

BRAZIL   At the end of the period, Brazil was downgraded to B2 during the month by Moody's. In response to this, as well as to continued capital outflows, the government announced a fiscal package aimed at spending cuts in 1998 and 1999. And, in a long-anticipated move, the Brazilian government initiated discussions with the IMF. An agreement is still pending but several institutions, including the Inter-American Development Bank "IADB", pledged full support and quick availability of funds to Brazil. Separately, Brazil elected a new president. Fernando Henrique Cardoso secured approximately 50% of the vote, Luiz Inacio "Lula" da Silva about 35%, and Ciro Gomes, 11%. While Brazil is continuing to exhibit sound monetary and political strength, we are concerned that their level of short term local currency debt ($300 billion) is a potential problem, and thus remain underweight.

COLOMBIA   During the month of September, Colombia made a surprise move, devaluing the peso by 9%. Although the devaluation was not a surprise, the timing of it was, as it wasn't expected to happen until January, after the presidential elections. Both Moody's and Standard & Poor's stated that implementing the fiscal package in a timely fashion is important now more than ever before; and, because of the devaluation, Congress will more than likely speed up the process. Separately, Colombia's new President, Andres Pastrana, traveled to Washington to meet with top officials from the World Bank and the IADB, the first state visit to the US by a Colombian president in 23 years. As a result of the meetings, an expected US$2 billion is to be made available to Colombia in 1999, with $1.6 billion in new credit coming from the IADB. This amount will bring total financing to about US$4 billion for the 1998-1999 period.

ECUADOR   Events in Ecuador mirrored Colombia's somewhat during the period, in that both countries elected new Presidents, as well as devalued their currencies. Jamil Mahuad was the official first-round winner of the presidential race, with 34.9% of the vote, followed by Alvaro Noboa with 26.6%. As an experienced politician with a respected economic team, Mahuad is

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

believed to be the one with the ability to stabilize the economy. We have established a marginally overweight position because we believe we are being adequately compensated for the risk we are taking. Further reforms will need to take place, however, for us to increase our exposure.

MEXICO   In a long-anticipated move, the government reached an agreement with the PAN political party on the Bank Savings Protection Fund, or FOBAPROA. We remain confident in Mexico's potential and increased exposure during the period. The country's limited need for new capital in 1999 leads us to believe that the country is a relative safe haven versus other more volatile assets. We are, however, slightly underweight due to tight spread levels.

PERU   In March, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Also noted was the completion of both Paris and London Club debt restructurings, which have reduced external debt from US$33.5 billion to $28.2 billion and have significantly lessened the near-term debt service by improving the amortization profile. The rating increase complements Standard & Poor's previously assigned BB rating. We maintained our overweight position during the period, due to continued high growth: August's growth rate was the highest of the year thus far at 4.8%, and this trend is expected to continue throughout the fourth quarter. In addition, Peru's external debt servicing requirements are limited.

VENEZUELA   During the period, after months of negotiations, the IMF and the government agreed on the terms of a "shadow" fiscal monitoring program. Unlike the previous stand-by agreement, this program will not entail any financial support from the IMF, only technical assistance. Venezuela's market sentiment is suffering, however, due to several factors. First, Moody's downgraded Venezuela's sovereign ceiling to B1 from Ba2, having placed the rating on watch for possible downgrade on May 8. Moody's pointed to the government's inability to address the domestic implications of external shocks. In addition, political uncertainty continues in the region. In the presidential race, Hugo Chavez, a former Venezuelan army colonel who led the military coup against the government in 1992, maintained a slight lead over former governor of Carabobo, Salas Romer, at the end of October. While we are discouraged by the downgrade, as well as political events, we remain overweight in Venezuela for several reasons:
Venezuela's capital needs in 1999 are relatively limited; Venezuela retired a good deal of their external debt with the proceeds of the 1997 oil boom; and Venezuelan spreads are at historically wide levels versus other similarly rated countries.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

EASTERN EUROPE

BULGARIA   In December, Moody's upgraded Bulgaria's foreign currency rating to
B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. For comparison, the upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of a US$510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation in February was near 1.5%, down from 100% a year ago, and was negative 0.1% in March, largely due to falling fuel prices. At the end of the period, the IMF approved a three-year EFF program for Bulgaria. The amount to be disbursed will equal US$850 million, to be disbursed in 12 tranches of $72 million each. We remain slightly overweight in Bulgaria, due to the country's limited debt service, in addition to the country meeting all IMF fiscal targets for the year.

RUSSIA   Russia's dramatic decline during the period was due to a number of factors: 1) the government forced a restructuring of all domestic debt; 2) the ruble was devalued; 3) Yeltsin dismissed his Cabinet, appointing Sergey Kireyenko as the new Prime Minister "PM", only to reverse his actions at the end of the period, re-appointing Viktor Chernomyrdin; 4) the Duma refused to appoint Chernomyrdin, resulting in a compromise of communist Yevgeny Primakov being appointed the new PM. These developments devastated Russian dollar denominated bond prices during the month of August, with prices declining as much as 80%. The result was a tremendous shock to the market and caused a wide-spread sell-off across all emerging markets. The timing of these events was unfortunate, at a time when the investment community needs to be convinced of Russia's commitment to promoting political continuity and effectively implementing fiscal reform.

While we are extremely concerned with Russia's ability to reform both financially and politically, we have a slightly overweight US dollar denominated position in the Fund. We believe the Fund is adequately compensated for the risk at these prices. It is important to note that while the Fund suffered significant market-to-market losses in these positions, the Fund did not own ruble denominated debt. The distinction is important in that the debt the Fund owns was not defaulted on and is still current on all interest payments. We believe bonds, trading at cents on the dollar, have much more upside than downside in an unchanged environment. In addition, there is significant return potential if the country implements any meaningful reforms.

HIGH YIELD SECURITIES

The high yield market displayed surprising resilience during the first half of the twelve months ended October 31, 1998, in the face of the Asian currency crisis. However, the market became

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

unhinged during the second half, as did the rest of the financial markets, resulting from the economic crisis in Russia. A "flight-to-quality" (an increase in investors' need for higher-quality credit) ensued with upper-tier quality companies dramatically outperforming the lower-tier sector. The high yield market was also hurt by an outflow of money from mutual funds and a lack of capital from broker-dealers to support high yield positions. With the domestic economy projected to slow, cyclical issues showed the worst performance. In addition, companies requiring access to the capital markets (selected telecommunications companies and liquidity-constrained companies) also performed poorly.

In the final month of the period, this difficult trend began to reverse, following the surprise rate cut by the Federal Reserve. In the second half of October of 1998, the performance of the high yield market was decidedly better. Liquidity improved, spreads to treasuries tightened significantly and funds began to flow back to the high yield markets. New issue activity picked up as well, though issuers were limited to large, well-established names who were willing to price new issues at a significant discount to existing ones.

Leading the market over the last twelve months were Utilities, Aerospace, Containers, Cable & Media, and Technology. Sectors that lagged included lower-rated securities, Financials, Energy, Steel and Paper.

In a continuing effort to provide timely information concerning the Salomon Brothers Worldwide Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers Worldwide Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

                                   Sincerely,


/s/ HEATH B. MCLENDON                                        /s/ PETER J. WILBY
Heath B. McLendon                                            Peter J. Wilby
Chairman and President                                       Executive Vice President
                                                             and Portfolio Manager

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 1998

                        PRINCIPAL
                         AMOUNT
                          (000)                            SOVEREIGN BONDS -- 114.4%                            VALUE
-------------------------------------------------------------------------------------------------------------------------

                                          ARGENTINA -- 11.8%
                                          Republic of Argentina, BOCON, Pro 1, 3.048%,
         US$              12,931          4/01/07(a),(e)..............................................       $  7,656,343
                           2,000          Republic of Argentina, Discount Bond, Series L-GL, 6.625%,
                                          3/31/23(a),(e)..............................................          1,378,750
                           1,750          Republic of Argentina, Global Bond, 11.00%, 10/09/06........          1,743,438
                           2,475          Republic of Argentina, Global Bond, 11.375%, 1/30/17(e).....          2,400,750
                           1,500          Republic of Argentina, 12.143%, 4/10/05(a)..................          1,320,000
                                                                                                             ------------
                                                                                                               14,499,281
                                                                                                             ------------
                                          BRAZIL -- 12.5%
                                          Federal Republic of Brazil, EI Bond, Series L, 6.125%,
                           2,880          4/15/06(a)..................................................          1,850,400
                                          Federal Republic of Brazil, Discount Bond, Series ZL,
                           3,875          6.125%, 4/15/24 (a)                                                   2,303,203
                                          Federal Republic of Brazil, Global Bond, 9.375%,
                           5,325          4/07/08(e)..................................................          3,674,250
                                          Federal Republic of Brazil, NMB, Series L, 6.1875%,
                          12,500          4/15/09(a),(e)..............................................          7,031,250
                                          Federal Republic of Brazil, DCB, Series L, 6.6875%,
                             600          4/15/12(a),(e)..............................................            314,250
                                          Federal Republic of Brazil, Bearer, DCB, Series L, 6.1875%,
                             375          4/15/12(a)..................................................            196,406
                                                                                                             ------------
                                                                                                               15,369,759
                                                                                                             ------------
                                          BULGARIA -- 5.2%
                             925          Republic of Bulgaria, IAB, 6.6875%, 7/28/11(a)..............            620,906
                                          Republic of Bulgaria, FLIRB, Series A, 2.50%,
                          10,500          7/28/12(a),(e)..............................................          5,801,250
                                                                                                             ------------
                                                                                                                6,422,156
                                                                                                             ------------
                                          COLOMBIA -- 4.6%
                           6,550          Republic of Colombia, 8.82%, 8/13/05(a).....................          5,665,750
                                                                                                             ------------
                                          COSTA RICA -- 6.6%
                          10,000          Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15(e).....          8,100,000
                                                                                                             ------------
                                          CROATIA -- 6.3%
                           3,845          Croatia Government, Series B, 6.5625%, 7/31/06(a)...........          3,230,061
                           5,750          Croatia Government, Series A, 6.5625%, 7/31/10(a),(e).......          4,513,750
                                                                                                             ------------
                                                                                                                7,743,811
                                                                                                             ------------
                                          ECUADOR -- 5.4%
                           3,000          Republic of Ecuador, Discount, 6.625%, 2/28/25(a),..........          1,541,250
                                          Republic of Ecuador, Bearer, IE Bond, 6.5625%,
                             330          12/21/04(a).................................................            199,238
                             271          Republic of Ecuador, PDI Bond, 6.625%, 2/27/15(a),(b),(e)...            116,646
                                          Republic of Ecuador, Bearer, PDI Bond, 6.625%,
                          11,170          2/27/15(a),(b),(e)..........................................          4,810,196
                                                                                                             ------------
                                                                                                                6,667,330
                                                                                                             ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1998


                        PRINCIPAL
                         AMOUNT
                          (000)                           SOVEREIGN BONDS (CONTINUED)                           VALUE
-------------------------------------------------------------------------------------------------------------------------

                                          IVORY COAST -- 0.2%
         US$                 900          Ivory Coast, FLIRB, 2.00%, 3/31/18(a).......................       $    216,000
                                                                                                             ------------
                                          MEXICO -- 12.3%
                          15,275          United Mexican States, Global Bond, 11.375%, 9/15/16(e).....         15,122,250
                                                                                                             ------------
                                          PANAMA -- 5.1%
                           2,000          Republic of Panama, IRB, 4.00%, 7/17/14(a),(e)..............          1,462,500
                           6,432          Republic of Panama, PDI Bond, 6.6875%, 7/17/16(a),(b),(e)...          4,771,488
                                                                                                             ------------
                                                                                                                6,233,988
                                                                                                             ------------
                                          PERU -- 6.5%
                          14,075          Republic of Peru, PDI Bond, 4.00%, 3/07/17(a),(e)...........          8,013,953
                                                                                                             ------------
                                          PHILIPPINES -- 7.1%
                           4,937          Republic of Philippines, 8.75%, 10/07/16(e).................          4,184,108
                           1,000          Republic of Philippines, 8.875%, 4/15/08(e).................            905,000
                           4,500          Republic of Philippines, Series B, 6.50%, 12/01/17..........          3,645,000
                                                                                                             ------------
                                                                                                                8,734,108
                                                                                                             ------------
                                          POLAND -- 0.9%
                           1,201          Republic of Poland, PDI Bond, 5.00%, 10/27/14(a)............          1,091,409
                                                                                                             ------------
                                          RUSSIA -- 8.2%
                           3,825          Russia, Ministry of Finance, Global Bond, 11.00%, 7/24/18...            779,344
                                          Russia, Ministry of Finance, Global Bond, 12.75%,
                          35,625          6/24/28(e)..................................................          8,550,000
                                          Russia, Ministry of Finance, Global Bond, 11.75%,
                           2,625          6/10/03(d),(e)..............................................            656,250
                           1,038          Russia, IAN, 6.625%, 12/15/15(a),(d)........................            108,984
                                                                                                             ------------
                                                                                                               10,094,578
                                                                                                             ------------
                                          SOUTH KOREA -- 3.7%
                                          Export-Import Bank of Korea, Global Bond, 7.25%,
                             750          6/25/01(e)..................................................            671,850
                                          Export-Import Bank of Korea, Global Bond, 6.50%,
                           1,000          2/10/02(e)..................................................            855,700
                             750          Korea Development Bank, Global Bond, 6.625%, 11/21/03(e)....            607,725
                           2,630          Korea Development Bank, Global Bond, 7.90%, 2/01/02(e)......          2,365,422
                                                                                                             ------------
                                                                                                                4,500,697
                                                                                                             ------------
                                          URUGUAY -- 1.4%
                           2,237          Uruguay, DCB, Series B, 6.6875%, 2/18/07(a),(e).............          1,688,816
                                                                                                             ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1998


                        PRINCIPAL
                         AMOUNT
                          (000)                           SOVEREIGN BONDS (CONCLUDED)                           VALUE
-------------------------------------------------------------------------------------------------------------------------

                                          VENEZUELA -- 16.6%
                                          Republic of Venezuela, DCB, Series DL, 6.625%,
         US$               4,071          12/18/07(a),(e).............................................       $  2,475,941
                                          Republic of Venezuela, FLIRB, Series A, 6.125%,
                          23,071          3/31/07(a),(e)..............................................         12,977,397
                           6,825          Republic of Venezuela, Global Bond, 13.625%, 8/15/18(e).....          4,982,250
                                                                                                             ------------
                                                                                                               20,435,588
                                                                                                             ------------

                                          TOTAL SOVEREIGN BONDS (cost $166,419,584)...................        140,599,474
                                                                                                             ------------
                                          LOAN PARTICIPATIONS(c) -- 15.3%
-------------------------------------------------------------------------------------------------------------------------
                                          The People's Democratic Republic of Algeria,
                           2,795            Tranche A, 7.1875%, 3/04/00 (Chase Manhattan)(a)..........          2,362,159
                           3,591            Tranche 1, 6.375%, 9/04/06 (Chase Manhattan)(a)...........          1,705,682
                           5,000            Tranche 3, 6.40625%, 3/04/10 (Chase Manhattan)(a).........          2,200,000
                                          Government of Jamaica,
                             222            Tranche A, 6.1875%, 10/15/00 (Chase Manhattan)(a).........            208,859
                                          Kingdom of Morocco,
         Yen             416,047            Tranche A, 2.5175%, 1/01/09 (Goldman Sachs)(a)............          2,427,390
                                            Tranche A, 6.5625%, 1/01/09 (JP Morgan, Chase
         US$               1,500            Manhattan)(a).............................................          1,132,500
                                            Tranche B, 6.4375%, 1/01/04 (Morgan Stanley Emerging
                           9,706              Markets Inc., Bankers Trust)(a),(e).....................          7,861,764
                                          Russia, Principal Loan, 6.625%, 12/15/20 (Chase Manhattan,
                          10,850            Goldman Sachs, ING, JP Morgan)(a),(e),(f).................            840,875
                                                                                                             ------------

                                          TOTAL LOAN PARTICIPATIONS (cost $27,232,025)................         18,739,229
                                                                                                             ------------
                                          CORPORATE BONDS -- 13.6%
-------------------------------------------------------------------------------------------------------------------------
                                          Brazil,
                                            Companhia Energetica De Sao Paulo, 9.125% until 6/26/02
                           2,000              (9.625% thereafter), 6/26/07(e).........................          1,420,000
                                          Indonesia,
                                            Tjiwi Kimia International Finance Company B.V., 10.00%,
                           3,000              8/01/04(d),(e) .........................................          1,500,000
                                          Mexico,
                           2,000            Grupo Industrial Durango, 12.00%, 7/15/01(e)..............          1,480,000
                           1,000            Hylsa S.A. de C.V., 9.25%, 9/15/07(e).....................            665,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 1998


                        PRINCIPAL
                         AMOUNT
                          (000)                           CORPORATE BONDS (CONCLUDED)                           VALUE
-------------------------------------------------------------------------------------------------------------------------
                                          United States,
         US$               1,500            Adelphia Communications, 10.50%, 7/15/04(e)...............       $  1,646,250
                                            Jordan Industries, Inc., Zero Coupon until 4/01/02 (11.75%
                           4,825              thereafter), 4/01/09(e).................................          2,991,599
                           1,500            North Atlantic Trading, 11.00%, 6/15/04(e)................          1,440,000
                           1,000            Polymer Group, 9.00%, 7/01/07(e)..........................            940,000
                           2,250            Revlon Worldwide, Zero Coupon, 3/15/01(e).................          1,327,500
                                            Telewest PLC, Zero Coupon until 10/01/00 (11.00%
                           2,750              thereafter), 10/01/07(e)................................          2,076,500
                                            TFM Sa De Cv, Zero Coupon until 6/15/02 (11.75%
                           3,000              thereafter), 6/15/09(e).................................          1,207,500
                                                                                                             ------------

                                          TOTAL CORPORATE BONDS (cost $21,343,624)....................         16,694,349
                                                                                                             ------------

                                          TOTAL INVESTMENTS -- 143.3% (cost $214,995,233).............        176,033,052
                                                                                                             ------------

                                          LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (43.3%)...        (53,166,321)
                                                                                                             ------------
                                          NET ASSETS -- 100.0%
                                          (equivalent to $9.70 per share on 12,673,198 common shares
                                          outstanding)................................................       $122,876,731
                                                                                                             ============

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      DEPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 345,500,000    US$2,952,991    US$2,974,653    11/27/98     $(21,662)

 (a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

 (c) Participation interests were acquired through the financial institutions indicated parenthetically.

 (d) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (e) All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 (f) Portion of income earned is capitalized as Russia Interest in Arrears
     Notes.

   BOCON  --   Bonos De Consolidacion.
     DCB  --   Debt Conversion Bond.
      EI  --   Eligible Interest.
   FLIRB  --   Front Loaded Interest Reduction Bond.
     IAB  --   Interest in Arrears Bond.
     IAN  --   Interest in Arrears Note.
      IE  --   Interest Equalization.
     IRB  --   Interest Reduction Bond.
     NMB  --   New Money Bond.
     PDI  --   Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS
Investments, at value (cost -- $214,995,233)................  $176,033,052
Receivable for investments sold.............................     3,117,154
Interest receivable.........................................     5,053,513
Deferred organizational expenses............................         3,582
Prepaid expenses............................................        10,964
                                                              ------------
        Total assets........................................   184,218,265
                                                              ------------
LIABILITIES
Payable to bank due to overdraft............................       622,310
Payable for investments purchased...........................       254,813
Loan Payable (Note 5).......................................    60,000,000
Accrued interest expense on loan (Note 5)...................        10,652
Net unrealized depreciation on forward foreign currency
  contracts.................................................        21,662
Accrued management fee......................................        88,635
Accrued administration......................................        14,912
Accrued expenses............................................       328,550
                                                              ------------
        Total liabilities...................................    61,341,534
                                                              ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,673,198 shares outstanding)............................        12,673
Additional paid-in capital..................................   176,865,244
Undistributed net investment income.........................     4,234,147
Accumulated net realized loss on investment.................   (19,259,140)
Net unrealized depreciation on investments and foreign
  currency translations.....................................   (38,976,193)
                                                              ------------
        Net assets..........................................  $122,876,731
                                                              ------------
NET ASSET VALUE PER SHARE ($122,876,731 / 12,673,198
  shares)...................................................  $       9.70
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1998

NET INVESTMENT INCOME
    INCOME
        Interest (includes discount accretion of
          $7,738,307).......................................                 $ 29,846,364
    EXPENSES
        Interest on loan (Note 5)...........................  $  3,840,964
        Management fee......................................     1,609,890
        Administration fee..................................       268,394
        Custody fee.........................................       129,999
        Printing and mailing fees...........................        50,000
        Legal fee...........................................        41,000
        Accounting fee......................................        65,000
        Audit & tax fees....................................        58,000
        Transfer agent fee..................................        41,975
        Registration fee....................................        24,190
        Directors' fees & expenses..........................        23,000
        Amortization of deferred organization expense
          (Note 2)..........................................        22,170
                                                              ------------
    Total expenses..........................................                    6,174,582
                                                                             ------------
    Net investment income...................................                   23,671,782
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Net realized gain (loss) on:
        Investments.........................................   (18,720,573)
        Options transactions................................         5,430
        Foreign currency transactions.......................        45,263    (18,669,880)
                                                              ------------   ------------
    Change in net unrealized appreciation on:
        Investments.........................................   (46,792,577)
        Foreign currencies..................................        (5,331)   (46,797,908)
                                                              ------------   ------------
    Net realized loss and change in net unrealized
      appreciation..........................................                  (65,467,788)
                                                                             ------------
    NET DECREASE IN NET ASSETS FROM OPERATIONS..............                 $(41,796,006)
                                                                             ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED         YEAR ENDED
                                                               OCTOBER 31, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................     $ 23,671,782       $ 20,171,114
    Net realized gain (loss) on investments.................      (18,669,880)        25,505,631
    Change in net unrealized appreciation...................      (46,797,908)       (21,754,816)
                                                                 ------------       ------------
    Net increase (decrease) in Net Assets From Operations...      (41,796,006)        23,921,929
                                                                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income..............................      (21,074,711)       (18,795,852)
    From realized gains.....................................      (12,547,816)                --
                                                                 ------------       ------------
    Decrease in Net Assets From Distributions to
      Shareholders..........................................      (33,622,527)       (18,795,852)
                                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (16,065 and 0 shares issued)..........................          155,564                 --
                                                                 ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      (75,262,969)         5,126,077
                                                                 ------------       ------------
NET ASSETS
    Beginning of year.......................................      198,139,700        193,013,623
                                                                 ------------       ------------
    End of year (includes undistributed net investment
      income of $4,292,835 and $1,591,813, respectively)....     $122,876,731       $198,139,700
                                                                 ------------       ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 1998

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Net sales of short-term portfolio investments...........     $  48,205,000
    Purchases of long-term portfolio investments and options
     on investments.........................................      (347,737,018)
    Proceeds from disposition of long-term portfolio
     investments, options on investments and principal
     paydowns...............................................       321,553,985
                                                                 -------------
                                                                    22,021,967
    Net investment income...................................        23,671,782
    Accretion of discount on investments....................        (7,738,307)
    Interest on payment-in-kind bonds.......................        (1,868,149)
    Amortization of organization expenses...................            22,170
    Net change in receivables/payables related to
     operations.............................................        (3,265,527)
                                                                 -------------
        Net cash flows provided by operating activities.....        32,843,936
                                                                 -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Proceeds from shares issued in reinvestment of
     dividends..............................................           155,564
    Cash distributions paid.................................       (33,622,527)
                                                                 -------------
        Net cash used for financing activities..............       (33,466,963)
                                                                 -------------
Net decrease in cash........................................          (623,027)
Cash at beginning of year...................................               717
                                                                 -------------
Cash at end of year.........................................     $    (622,310)
                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 1998, the Fund paid interest expense of $5,760,000.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The agreement with the Adviser was most recently approved by shareholders at an annual meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Adviser, with and into SSBH, which occurred on November 28, 1997. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 1998, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 aggregated $280,087,756 and $290,996,684, respectively.

The federal income tax basis of the Fund's investments at October 31, 1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $38,962,181 (gross unrealized appreciation -- $3,474,119; gross unrealized depreciation -- $42,436,300).

During the year ended October 31, 1998, permanent book/tax differences of $45,263 arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $17,450,000 of unused capital loss carryforwards, available to offset future realized capital gains which expire on October 31, 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTE 5. BANK LOAN

The Fund borrowed $60,000,000 pursuant to a secured term loan agreement (the "Loan") with Morgan Guaranty Trust Company of New York. The Loan agreement was renewed on October 30, 1998 at an interest rate of 5.57859%, which is equal to six-month LIBOR plus 1.375% and the maturity date is April 30, 1999. Interest is payable upon maturity. In accordance with the terms of the Loan, the Fund must maintain a level of collateral to debt of between 175-225%. The collateral for the Loan was valued at $130,007,188 on October 31, 1998 and is being held in a segregated account by the Fund's custodian.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The market value of the Fund's loan participations at October 31, 1998 was $18,739,229.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 1998, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)


payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 1998, the Fund has an outstanding contract to sell 345,500,000 Japanese Yen for US$ 2,952,991 for a scheduled settlement of November 27, 1998.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO OCTOBER 31, 1998

Subsequent to October 31, 1998, the Board of Directors of the Fund declared dividends of $.11875 per common share payable November 27, 1998, December 24, 1998 and January 29, 1999 to shareholders of record on November 17, 1998, December 15, 1998 and January 12, 1999, respectively.

Subsequent to October 31, 1998, the Board of Director of the Fund also declared a dividend of $.39225 per common share, payable December 24, 1998, to shareholders of record on December 15, 1998.

NOTE 11. BYLAW AMENDMENT

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days not more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year:


                                                                                                             DECEMBER 31,
                                                                                                                1993*
                                                      YEAR ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                                     OCTOBER 31,      OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                                                         1998            1997         1996          1995        1994
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $  15.65        $  15.25     $  10.71     $  11.31      $  14.03++
                                                       --------        --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................          1.87            1.59         1.99         1.71          1.02
Net realized and unrealized gain (loss) on
  investments....................................         (5.16)            .30         3.98         (.89)        (2.60)
                                                       --------        --------     --------     --------      --------
    Total from investment operations.............         (3.29)           1.89         5.97          .82         (1.58)
                                                       --------        --------     --------     --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income.......................         (1.66)          (1.49)       (1.43)       (1.37)        (1.01)
From net realized gains..........................         (1.00)             --           --           --            --
In excess of net investment income...............            --              --           --         (.05)         (.06)
                                                       --------        --------     --------     --------      --------
    Total dividends and distributions............         (2.66)          (1.49)       (1.43)       (1.42)        (1.07)
                                                       --------        --------     --------     --------      --------
Offering costs with respect to issuance of
  shares.........................................            --              --           --       --              (.07)
                                                       --------        --------     --------     --------      --------
Net asset value, end of period...................      $   9.70        $  15.65     $  15.25     $  10.71      $  11.31
                                                       ========        ========     ========     ========      ========
Market price per share, end of period............      $ 10.875        $13.8125     $  14.00     $ 11.375      $  10.75
                                                       ========        ========     ========     ========      ========
TOTAL INVESTMENT RETURN(a).......................         4.83%           8.93%       37.34%       20.61%        (16.55)%+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses, including interest expense...         3.48%           3.24%        3.91%        5.04%         2.90%#
    Total expenses, excluding interest expense
      (operating expenses).......................         1.32%           1.36%        1.44%        1.42%         1.36%#
    Net investment income........................        13.35%           9.52%       15.25%       16.70%        10.24%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)..............      $122,877        $198,140     $193,014     $135,540      $143,159
    Average net assets (000).....................      $177,337        $211,806     $165,059     $129,516      $151,954
    Portfolio turnover rate......................          122%            175%          97%         101%           13%
    Asset coverage for Loan outstanding..........          305%            430%         422%         326%          339%
    Weighted average bank loan (000).............      $ 60,000        $ 60,000     $ 60,000     $ 60,000      $ 39,934
    Weighted average interest rate on bank
      loan.......................................         6.40%           6.62%        6.80%        7.83%         5.88%#

--------------------------------------------------------------------------------

  *  Commencement of investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
  + Based on beginning period price of $14.03 (initial offering price of $15.00 less sales load of $.975) and end of period market value of $10.75 per share.
 ++ Net asset value immediately after closing of initial public offering was $13.96.
  #  Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 1998, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 31, 1993 (commencement of investment operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
December 18, 1998

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                        NET REALIZED AND
                                                                      CHANGE IN UNREALIZED          NET INCREASE
                                                                        GAINS (LOSSES) ON         (DECREASE) IN NET
                                                NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                    INCOME             FOREIGN CURRENCIES            OPERATIONS
                                             ---------------------   -----------------------   -----------------------
                                  TOTAL                     PER                       PER                       PER
       QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
----------------------------------------------------------------------------------------------------------------------
December 31, 1993*
 to January 31, 1994..........  $  855,302   $  666,958    $.053     $    651,408   $  .051    $  1,318,366   $  .104
February 1, 1994
 to April 30, 1994............   3,755,934    3,068,100     .242      (30,047,353)   (2.374)    (26,979,253)   (2.132)
May 1, 1994
 to July 31, 1994.............   5,659,468    4,838,529     .382       (4,196,038)    (.332)        642,491      .050
August 1, 1994
 to October 31, 1994..........   6,377,379    4,396,866     .347          611,672      .048       5,008,538      .395
November 1, 1994
 to January 31, 1995..........   6,109,343    4,500,735     .356      (54,531,478)   (4.308)    (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995............   6,621,361    5,010,043     .396       31,740,675     2.508      36,750,718     2.904
May 1, 1995
 to July 31, 1995.............   7,260,442    5,647,319     .446        9,571,130      .756      15,218,449     1.202
August 1, 1995
 to October 31, 1995..........   8,164,877    6,466,109     .511        1,986,368      .157       8,452,477      .668
November 1, 1995
 to January 31, 1996..........   7,973,433    6,446,891     .509       35,190,168     2.780      41,637,059     3.290
February 1, 1996
 to April 30, 1996............   7,977,538    6,270,053     .495       (8,530,399)    (.674)     (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996.............   7,736,752    6,151,223     .486        4,345,548      .343      10,496,771      .829
August 1, 1996
 to October 31, 1996..........   7,933,368    6,299,516     .498       19,336,837     1.528      25,636,353     2.026
November 1, 1996
 to January 31, 1997..........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997............   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997.............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997..........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998..........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998............   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060
May 1, 1998
 to July 31, 1998.............   7,207,593    5,598,937     .442      (25,557,878)   (2.019)    (19,958,941)   (1.577)
August 1, 1998
 to October 31, 1998..........   7,548,553    6,220,550     .492      (59,374,787)   (4.680)    (53,154,237)   (4.188)


                                    DIVIDENDS AND
                                    DISTRIBUTIONS
                                ----------------------       SHARE PRICE
                                                PER      -------------------
       QUARTERLY PERIOD           AMOUNT       SHARE       HIGH       LOW
------------------------------  --------------------------------------------
December 31, 1993*
 to January 31, 1994..........           --        --     $15 1/8    $15
February 1, 1994
 to April 30, 1994............  $ 4,509,103    $ .356      15 1/8     12
May 1, 1994
 to July 31, 1994.............    4,509,103      .356      13 1/2     11 1/8
August 1, 1994
 to October 31, 1994..........    4,509,103      .356      12 5/8     10 3/4
November 1, 1994
 to January 31, 1995..........    4,509,103      .356      11 3/4      9 1/4
February 1, 1995
 to April 30, 1995............    4,509,103      .356      11 1/8      9 3/8
May 1, 1995
 to July 31, 1995.............    4,509,105      .356      11 3/4     10 3/4
August 1, 1995
 to October 31, 1995..........    4,509,105      .356      11 5/8     11
November 1, 1995
 to January 31, 1996..........    4,509,110      .356      13 3/8     11 1/8
February 1, 1996
 to April 30, 1996............    4,509,109      .356      13 1/2     12 1/8
May 1, 1996
 to July 31, 1996.............    4,509,113      .357      13 3/8     12 5/8
August 1, 1996
 to October 31, 1996..........    4,509,111      .356      14 1/4     13 1/4
November 1, 1996
 to January 31, 1997..........    5,268,534      .416      13 7/8     14 7/8
February 1, 1997
 to April 30, 1997............    4,509,110      .356      14         15 1/4
May 1, 1997
 to July 31, 1997.............    4,509,104      .356      16 3/16    14 5/8
August 1, 1997
 to October 31, 1997..........    4,509,104      .356      16 3/16    13 9/16
November 1, 1997
 to January 31, 1998..........   20,093,217     1.589      15 3/4     13 5/8
February 1, 1998
 to April 30, 1998............    4,509,104      .356      15 11/16   14 11/16
May 1, 1998
 to July 31, 1998.............    4,509,112      .356      15 1/4     13 7/8
August 1, 1998
 to October 31, 1998..........    4,511,094      .356      14 1/2      7 1/8

--------------------------------------------------------------------------------

* Commencement of investment operations.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-------------------------------------------------------------------------
TAX INFORMATION (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 1998:

-  Long-term capital gain distributions paid of $12,547,816.

---------------------------------------------------------------------------
OTHER INFORMATION (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director, Smith Barney Inc.
      President and Director, Mutual
      Management Corp. and Travelers
      Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy
      Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

THOMAS FLANAGAN
      Executive Vice President

PETER J. WILBY
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ANTHONY PACE
      Assistant Controller
----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC
      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR
      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBW

---------------------------------------------------
 Notice is hereby given in accordance with
 Section 23(c) of the Investment  Company Act
 of 1940 that the Fund may purchase, from time
 to time, shares of its common stock at market
 prices.
------------------------------------------------------
    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
--------------------------------------------------------------------------------